Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Cohu, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2012 (the “Report”), I, Jeffrey D. Jones, Vice President Finance & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2012

/s/ Jeffrey D. Jones
Jeffrey D. Jones,
Vice President Finance & Chief Financial Officer